SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: April 3, 2006


                              HARBIN ELECTRIC, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                       000-51006              98-0403396
(State or other Jurisdiction of   (Commission File Number)  (IRS Employer No.)
 Identification Incorporation)

                  No. 9, Ha Ping Xi Lu, Ha Ping Lu Ji Zhong Qu
                     Harbin Kai Fa Qu, Harbin, 150060, China
                    (Address of Principal Executive Offices)

                                 86-451-86116757
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable

          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions

     The information in this report and the exhibit attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

     On April 3, 2006, Harbin Electric, Inc. issued a press release announcing its financial results for the year ended December 31, 2005 and certain other information. The press release is attached to this report as Exhibit 99.01.


Item 9.01 Financial Statements and Exhibits

          (d) Exhibits.

          Exhibit No.                   Description
          -----------                   -----------
          99.1                          Press release dated April 3, 2006.



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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          Date:  April 3, 2006


                                          Harbin Electric, Inc.
                                          ---------------------
                                          (Registrant)


                                          By: /s/ Tianfu Yang
                                          -------------------
                                          Tianfu Yang
                                          Chief Executive Officer




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



                                  EXHIBIT INDEX



Exhibit
Number        Description                         Method of Filing
------------- ---------------------------------   --------------------------
99.1          Press release dated April 3, 2006.  Filed herewith as Exhibit 99.1








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